UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

This Form N-Q relates solely to the Registrant’s Prudential Jennison Select Growth Fund, Prudential QMA Global Tactical Allocation Fund, Prudential QMA Strategic Value Fund and Prudential Unconstrained Bond Fund.

Address of principal executive offices:	655 Broad Street, 17th Floor,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2017

Date of reporting period:	05/31/2016

Item 1. Schedule of Investments

Prudential QMA Global Tactical Allocation Fund

Consolidated Schedule of Investments

as of May 31, 2016 (Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SHORT-TERM INVESTMENTS — 83.2%
U.S. TREASURY OBLIGATIONS(a) — 75.0%
U.S. Treasury Bills	0.265%	06/16/16	50	$49,996
U.S. Treasury Bills	0.273%	06/16/16	200	199,985
U.S. Treasury Bills	0.278%	06/16/16	50	49,996
U.S. Treasury Bills(b)	0.280%	06/16/16	100	99,992
U.S. Treasury Bills(b)	0.303%	06/16/16	2,040	2,039,842
U.S. Treasury Bills(b)(c)	0.303%	06/16/16	810	809,938
U.S. Treasury Bills(b)	0.315%	06/16/16	300	299,977
U.S. Treasury Bills(d)	0.320%	06/16/16	17,800	17,798,624

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,347,186)				21,348,350

			Shares
AFFILIATED MUTUAL FUND — 8.2%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $2,346,212)(e)			2,346,212	2,346,212

TOTAL SHORT-TERM INVESTMENTS (cost $23,693,398)(f)				23,694,562
Other assets in excess of liabilities(g) — 16.8%				4,787,778

NET ASSETS — 100.0%				$28,482,340

The following abbreviations are used in the quarterly schedule of portfolio holdings:

ASX	Australian Securities Exchange
Bovespa	Sao Palo Se Bovespa Index
BIST	Borsa Istanbul Index
CAC	French Stock Market Index
CNX	CRISIL NSE Index
DAX	German Stock Index
FTSE	Financial Times Stock Exchange
IBEX	Spanish Stock Exchange
JSE	Johannesburg Stock Exchange
KOSPI	Korea Stock Exchange Index
LME	London Metal Exchange
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
OMXS	Sweden Stock Market Index
OTC	Over-the-counter
PRI	Primary Rate Interface
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
SGX	Singapore Exchange
STOXX	Stock Index of the Eurozone
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-low-sulfur diesel
WIG	Warsaw Stock Exchange
WTI	West Texas Intermediate
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

#	Principal or notional amount shown in U.S. dollars unless otherwise stated.
(a)	Rates shown are the effective yields at purchase date.
(b)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(c)	Represents security held in the Cayman Subsidiary.
(d)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Ultra Short Bond Fund.
(f)	The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation were as follows:

Tax Basis	$23,693,398

Appreciation	1,164
Depreciation	—

Net Unrealized Appreciation	$1,164

(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts outstanding at May 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at May 31, 2016	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
5	10 Year Canadian Government Bonds	Sept. 2016	$550,997	$552,598	$1,601
21	10 Year U.K. Gilt	Sept. 2016	3,734,706	3,733,489	(1,217)
20	10 Year U.S. Treasury Notes	Sept. 2016	2,593,125	2,593,750	625
152	BIST National 30 Index	Jun. 2016	546,484	494,550	(51,934)
2	DAX Index	Jun. 2016	556,099	570,981	14,882
53	Euro STOXX 50	Jun. 2016	1,746,784	1,800,358	53,574
29	FTSE 100 Index	Jun. 2016	2,547,788	2,612,327	64,539
16	FTSE/JSE Top 40 Index	Jun. 2016	473,965	490,763	16,798
45	Mexican Bolsa Index	Jun. 2016	1,089,010	1,110,545	21,535
122	S&P 500 E-Mini	Jun. 2016	12,277,235	12,778,890	501,655
5	S&P/ASX 200 Index	Jun. 2016	461,297	486,232	24,935
11	S&P/TSX 60 Index	Jun. 2016	1,301,956	1,375,346	73,390
4	TOPIX Index	Jun. 2016	480,372	497,404	17,032
1	WIG20 Index	Jun. 2016	9,235	9,215	(20)

					737,395

	Short Positions:
35	10 Year Australian Treasury Bonds	Jun. 2016	24,964,478	25,045,687	(81,209)
6	10 Year Euro-Bund	Jun. 2016	1,095,844	1,094,642	1,202
1	10 Year Japanese Government Bonds	Jun. 2016	1,370,569	1,372,917	(2,348)
5	10 Year Mini Japanese Government Bonds	Jun. 2016	686,626	685,962	664
5	CAC40 10 Euro	Jun. 2016	236,520	249,232	(12,712)

Financial futures contracts outstanding at May 31, 2016 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at May 31, 2016	Unrealized Appreciation (Depreciation)(1)
	Short Positions (cont’d.)
5	FTSE/MIB Index	Jun. 2016	$507,922	$501,775	$6,147
21	Hang Seng China Enterprises Index	Jun. 2016	1,081,788	1,138,809	(57,021)
9	IBEX 35 Index	Jun. 2016	879,361	903,064	(23,703)
22	MSCI Taiwan Stock Index	Jun. 2016	666,380	685,960	(19,580)
1	Nikkei 225 Index	Jun. 2016	77,099	77,076	23
90	OMXS30 Index	Jun. 2016	1,444,703	1,474,132	(29,429)
63	SGX CNX Nifty 50 Index	Jun. 2016	975,114	1,031,751	(56,637)

					(274,603)

					$462,792

Commodity futures contracts outstanding at May 31, 2016(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at May 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
4	Coffee ‘C’	Jul. 2016	188,738	182,325	$(6,413)
17	Corn	Jul. 2016	316,375	344,037	27,662
2	Gold	Aug. 2016	250,500	243,500	(7,000)
7	Live Cattle	Jun. 2016	342,408	339,080	(3,328)
3	LME Nickel	Jun. 2016	155,070	151,173	(3,897)
2	Mini Gold	Aug. 2016	80,269	77,920	(2,349)
2	Mini Silver	Jul. 2016	34,314	31,988	(2,326)
6	Silver	Jul. 2016	513,300	479,820	(33,480)
12	Soybean	Jul. 2016	596,025	647,100	51,075
18	Soybean Oil	Jul. 2016	378,452	343,656	(34,796)
3	Wheat	Jul. 2016	68,662	69,675	1,013

					(13,839)

	Short Positions:
6	Copper	Jul. 2016	325,125	314,325	10,800
2	Gasoline RBOB	Jul. 2016	138,558	135,525	3,033
10	Lean Hogs	Jun. 2016	316,918	322,300	(5,382)
11	LME PRI Aluminum	Jun. 2016	425,975	425,081	894
4	LME Zinc	Jun. 2016	184,025	191,975	(7,950)
24	Natural Gas	Jul. 2016	543,600	549,120	(5,520)
9	NY Harbor ULSD	Jul. 2016	560,536	565,904	(5,368)
7	Sugar #11 (World)	Jul. 2016	125,754	137,122	(11,368)
10	WTI Crude	Jul. 2016	440,110	491,000	(50,890)

					(71,751)

					$(85,590)

U.S. Treasury Obligations with a combined market value of $3,249,749 have been segregated with Morgan Stanley to cover requirements for open futures contracts at May 31, 2016.

(1)	Represents positions held in the Cayman Subsidiary.

Forward foreign currency exchange contracts outstanding at May 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 06/15/16	Morgan Stanley	AUD	3,200	$2,415,341	$2,311,413	$(103,928)
Expiring 06/15/16	Morgan Stanley	AUD	1,400	1,061,723	1,011,243	(50,480)
Expiring 06/15/16	Morgan Stanley	AUD	750	584,572	541,737	(42,835)
Expiring 09/21/16	Morgan Stanley	AUD	1,150	823,707	827,891	4,184
British Pound,
Expiring 06/15/16	Morgan Stanley	GBP	1,650	2,424,388	2,390,066	(34,322)
Expiring 06/15/16	Morgan Stanley	GBP	750	1,092,621	1,086,394	(6,227)
Expiring 06/15/16	Morgan Stanley	GBP	50	71,968	72,426	458
Canadian Dollar,
Expiring 06/15/16	Morgan Stanley	CAD	3,500	2,761,549	2,668,981	(92,568)
Expiring 06/15/16	Morgan Stanley	CAD	1,200	895,035	915,079	20,044
Expiring 06/15/16	Morgan Stanley	CAD	550	436,460	419,411	(17,049)
Expiring 09/21/16	Morgan Stanley	CAD	3,200	2,439,642	2,440,634	992
Euro,
Expiring 06/15/16	Morgan Stanley	EUR	1,550	1,769,416	1,725,600	(43,816)
Expiring 06/15/16	Morgan Stanley	EUR	750	853,207	834,968	(18,239)
Expiring 06/15/16	Morgan Stanley	EUR	450	494,311	500,981	6,670
Expiring 06/15/16	Morgan Stanley	EUR	100	113,171	111,329	(1,842)
Expiring 09/21/16	Morgan Stanley	EUR	1,050	1,175,121	1,173,022	(2,099)
Japanese Yen,
Expiring 06/15/16	Morgan Stanley	JPY	265,000	2,401,533	2,394,510	(7,023)
Expiring 06/15/16	Morgan Stanley	JPY	20,000	179,702	180,718	1,016
Expiring 06/15/16	Morgan Stanley	JPY	10,000	90,988	90,359	(629)
Expiring 06/15/16	Morgan Stanley	JPY	10,000	91,617	90,359	(1,258)
New Zealand Dollar,
Expiring 06/15/16	Morgan Stanley	NZD	3,750	2,526,644	2,535,175	8,531
Expiring 06/15/16	Morgan Stanley	NZD	150	101,843	101,407	(436)
Expiring 06/15/16	Morgan Stanley	NZD	100	69,726	67,605	(2,121)
Expiring 09/21/16	Morgan Stanley	NZD	3,400	2,282,705	2,287,401	4,696
Norwegian Krone,
Expiring 06/15/16	Morgan Stanley	NOK	14,500	1,690,756	1,733,215	42,459
Expiring 06/15/16	Morgan Stanley	NOK	13,000	1,559,177	1,553,917	(5,260)
Expiring 06/15/16	Morgan Stanley	NOK	8,000	981,610	956,256	(25,354)
Swedish Krona,
Expiring 06/15/16	Morgan Stanley	SEK	19,250	2,320,090	2,309,337	(10,753)
Expiring 06/15/16	Morgan Stanley	SEK	7,000	829,017	839,759	10,742
Expiring 06/15/16	Morgan Stanley	SEK	2,250	274,671	269,923	(4,748)
Expiring 06/15/16	Morgan Stanley	SEK	750	92,810	89,974	(2,836)
Swiss Franc,
Expiring 06/15/16	Morgan Stanley	CHF	2,000	2,096,493	2,013,566	(82,927)
Expiring 06/15/16	Morgan Stanley	CHF	400	412,026	402,713	(9,313)
Expiring 06/15/16	Morgan Stanley	CHF	350	363,169	352,374	(10,795)

				$37,776,809	$37,299,743	$(477,066)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 06/15/16	Morgan Stanley	AUD	2,150	$1,601,857	$1,552,980	$48,877
Expiring 06/15/16	Morgan Stanley	AUD	2,100	1,509,110	1,516,865	(7,755)
Expiring 06/15/16	Morgan Stanley	AUD	750	551,115	541,737	9,378
Expiring 06/15/16	Morgan Stanley	AUD	350	265,642	252,811	12,831

Forward foreign currency exchange contracts outstanding at May 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
British Pound (cont’d.),
Expiring 06/15/16	Morgan Stanley	GBP	1,900	$2,698,902	$2,752,197	$(53,295)
Expiring 06/15/16	Morgan Stanley	GBP	550	794,431	796,689	(2,258)
Expiring 09/21/16	Morgan Stanley	GBP	1,250	1,837,911	1,812,018	25,893
Canadian Dollar,
Expiring 06/15/16	Morgan Stanley	CAD	3,250	2,471,479	2,478,339	(6,860)
Expiring 06/15/16	Morgan Stanley	CAD	1,900	1,448,264	1,448,875	(611)
Expiring 06/15/16	Morgan Stanley	CAD	100	77,120	76,257	863
Euro,
Expiring 06/15/16	Morgan Stanley	EUR	1,300	1,472,614	1,447,278	25,336
Expiring 06/15/16	Morgan Stanley	EUR	950	1,059,565	1,057,626	1,939
Expiring 06/15/16	Morgan Stanley	EUR	600	684,012	667,975	16,037
Japanese Yen,
Expiring 06/15/16	Morgan Stanley	JPY	300,000	2,667,601	2,710,767	(43,166)
Expiring 06/15/16	Morgan Stanley	JPY	5,000	45,031	45,179	(148)
Expiring 09/21/16	Morgan Stanley	JPY	10,000	90,929	90,664	265
New Zealand Dollar,
Expiring 06/15/16	Morgan Stanley	NZD	3,250	2,192,135	2,197,152	(5,017)
Expiring 06/15/16	Morgan Stanley	NZD	550	372,829	371,826	1,003
Expiring 06/15/16	Morgan Stanley	NZD	200	136,774	135,209	1,565
Norwegian Krone,
Expiring 06/15/16	Morgan Stanley	NOK	33,750	4,150,674	4,034,207	116,467
Expiring 06/15/16	Morgan Stanley	NOK	1,500	180,060	179,298	762
Expiring 06/15/16	Morgan Stanley	NOK	250	30,426	29,883	543
Expiring 09/21/16	Morgan Stanley	NOK	34,000	4,076,912	4,063,696	13,216
Swedish Krona,
Expiring 06/15/16	Morgan Stanley	SEK	22,750	2,797,249	2,729,217	68,032
Expiring 06/15/16	Morgan Stanley	SEK	5,750	706,502	689,802	16,700
Expiring 06/15/16	Morgan Stanley	SEK	750	93,184	89,974	3,210
Expiring 09/21/16	Morgan Stanley	SEK	4,000	484,042	481,829	2,213
Swiss Franc,
Expiring 06/15/16	Morgan Stanley	CHF	1,750	1,755,567	1,761,870	(6,303)
Expiring 06/15/16	Morgan Stanley	CHF	850	857,858	855,766	2,092
Expiring 06/15/16	Morgan Stanley	CHF	100	104,094	100,678	3,416
Expiring 06/15/16	Morgan Stanley	CHF	50	51,468	50,339	1,129
Expiring 09/21/16	Morgan Stanley	CHF	1,650	1,673,002	1,669,147	3,855

				$38,938,359	$38,688,150	250,209

						$(226,857)

Total return swap agreements outstanding at May 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#		Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreements
Credit Suisse First Boston Corp.	06/16/16	BRL	(1,189)	Pay or received based on the market value fluctuation of the Bovespa Index Futures	$18,974	$—	$18,974
Credit Suisse First Boston Corp.	06/10/16	KRW	1,090,125	Pay or received based on the market value fluctuation of the KOSPI 200 Index Futures	4,153	—	4,153
Credit Suisse First Boston Corp.	06/22/16	CHF	78	Pay or received based on the market value fluctuation of the Swiss Market Index Futures	3,887	—	3,887

					$27,014	$—	$27,014

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices generally in active markets for identical securities.

Level 2 - quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3 - unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
U.S. Treasury Obligations	$—	$21,348,350	$—
Affiliated Mutual Fund	2,346,212	—	—
Other Financial Instruments*
Futures Contracts	462,792	—	—
Commodity Futures Contracts	(85,590)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(226,857)	—
OTC Total Return Swap Agreements	—	27,014	—

Total	$2,723,414	$21,148,507	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a summary of the fair value of the derivative instruments utilized by the Fund as of May 31, 2016 categorized by risk exposure:

Derivative Fair Value at 5/31/16
Equity contracts	$570,488
Foreign exchange contracts	(226,857)
Interest rate contracts	(80,682)
Commodity contracts	(85,590)

Total	$177,359

Prudential Jennison Select Growth Fund

Schedule of Investments

as of May 31, 2016 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 100.5%
COMMON STOCKS
Automobiles — 1.4%
Tesla Motors, Inc.*(a)	23,016	$5,137,862

Beverages — 1.4%
Monster Beverage Corp.*	33,329	4,999,350

Biotechnology — 8.6%
Alexion Pharmaceuticals, Inc.*	48,763	7,358,337
Biogen Idec, Inc.*	17,609	5,101,855
BioMarin Pharmaceutical, Inc.*	50,058	4,487,700
Celgene Corp.*	83,144	8,773,355
Regeneron Pharmaceuticals, Inc.*	14,950	5,964,003

		31,685,250

Capital Markets — 0.9%
Morgan Stanley	116,869	3,198,705

Communications Equipment — 0.7%
Palo Alto Networks, Inc.*(a)	20,677	2,697,521

Food & Staples Retailing — 3.4%
Costco Wholesale Corp.	48,376	7,196,898
Kroger Co. (The)	152,440	5,451,254

		12,648,152

Hotels, Restaurants & Leisure — 4.7%
Marriott International, Inc. (Class A Stock)(a)	125,461	8,285,445
Starbucks Corp.	163,969	9,000,258

		17,285,703

Internet & Catalog Retail — 11.6%
Amazon.com, Inc.*	37,666	27,224,608
Netflix, Inc.*	90,834	9,316,843
Priceline Group, Inc. (The)*	4,865	6,150,966

		42,692,417

Internet Software & Services — 19.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	98,625	8,087,250
Alphabet, Inc. (Class A Stock)*	19,453	14,567,379
Alphabet, Inc. (Class C Stock)*	19,982	14,701,157
Facebook, Inc. (Class A Stock)*	200,368	23,805,722
Tencent Holdings Ltd. (China)	533,376	11,885,674

		73,047,182

IT Services — 6.8%
MasterCard, Inc. (Class A Stock)	110,015	10,550,439
Visa, Inc. (Class A Stock)	182,609	14,415,154

		24,965,593

Life Sciences Tools & Services — 0.5%
Illumina, Inc.*	14,056	2,035,730

Media — 2.2%
Walt Disney Co. (The)	80,340	7,971,335

Pharmaceuticals — 7.9%
Allergan PLC*	28,343	6,681,862
Bristol-Myers Squibb Co.	132,539	9,503,046
Novo Nordisk A/S (Denmark), ADR	104,862	5,876,467
Shire PLC (Ireland), ADR(a)	37,530	6,986,585

		29,047,960

Semiconductors & Semiconductor Equipment — 1.3%
NXP Semiconductors NV (Netherlands)*	50,288	4,751,713

Software — 14.7%
Adobe Systems, Inc.*	106,761	10,619,517
Microsoft Corp.	191,495	10,149,235
Red Hat, Inc.*	97,205	7,529,499
salesforce.com, inc.*	179,912	15,060,433
Splunk, Inc.*	84,195	4,837,003
Workday, Inc. (Class A Stock)*(a)	74,525	5,651,976

		53,847,663

Specialty Retail — 6.6%
Home Depot, Inc. (The)	54,139	7,152,845
Inditex SA (Spain), ADR	646,135	10,855,068
O’Reilly Automotive, Inc.*	23,949	6,332,834

		24,340,747

Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	164,442	16,421,178

Textiles, Apparel & Luxury Goods — 3.4%
NIKE, Inc. (Class B Stock)	224,249	12,383,030
Under Armour, Inc. (Class C Stock)*	7,397	258,673

		12,641,703

TOTAL LONG-TERM INVESTMENTS (cost $237,746,777)		369,415,764

SHORT-TERM INVESTMENT — 7.5%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $27,361,195; includes $26,298,022 of cash collateral for securities on loan)(b)(c)	27,361,195	27,361,195

TOTAL INVESTMENTS — 108.0% (cost $265,107,972)(d)		396,776,959
Liabilities in excess of other assets — (8.0)%		(29,351,196)

NET ASSETS — 100.0%		$367,425,763

The following abbreviation is used in the quarterly schedule of portfolio holdings:

ADR	American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,735,007; cash collateral of $26,298,022 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation were as follows:

Tax Basis	$267,904,943

Appreciation	134,278,605
Depreciation	(5,406,589)

Net Unrealized Appreciation	$128,872,016

The book basis may differ from tax basis due to certain tax-related adjustments.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices generally in active markets for identical securities.

Level 2 - quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange ratesand other observable inputs.

Level 3 - unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Automobiles	$5,137,862	$—	$—
Beverages	4,999,350	—	—
Biotechnology	31,685,250	—	—
Capital Markets	3,198,705	—	—
Communications Equipment	2,697,521	—	—
Food & Staples Retailing	12,648,152	—	—
Hotels, Restaurants & Leisure	17,285,703	—	—
Internet & Catalog Retail	42,692,417	—	—
Internet Software & Services	61,161,508	11,885,674	—
IT Services	24,965,593	—	—
Life Sciences Tools & Services	2,035,730	—	—
Media	7,971,335	—	—
Pharmaceuticals	29,047,960	—	—
Semiconductors & Semiconductor Equipment	4,751,713	—	—
Software	53,847,663	—	—
Specialty Retail	24,340,747	—	—
Technology Hardware, Storage & Peripherals	16,421,178	—	—
Textiles, Apparel & Luxury Goods	12,641,703	—	—
Affiliated Mutual Fund	27,361,195	—	—

Total	$384,891,285	$11,885,674	$—

Prudential QMA Strategic Value Fund

Schedule of Investments

as of May 31, 2016 (Unaudited)

	Shares	Value
LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 99.0%
Airlines — 0.3%
United Continental Holdings, Inc.*	25,900	$1,167,831

Automobiles — 1.8%
Ford Motor Co.	145,000	1,956,050
General Motors Co.	140,100	4,382,328

		6,338,378

Banks — 15.8%
Bank of America Corp.	550,305	8,139,011
BB&T Corp.	103,500	3,764,295
Citigroup, Inc.	167,993	7,823,434
Citizens Financial Group, Inc.	54,100	1,274,055
Fifth Third Bancorp	116,820	2,204,394
JPMorgan Chase & Co.	174,900	11,415,723
M&T Bank Corp.	21,100	2,521,450
PNC Financial Services Group, Inc. (The)	48,200	4,325,468
Regions Financial Corp.	184,700	1,815,601
SunTrust Banks, Inc.	87,400	3,829,868
Wells Fargo & Co.	183,899	9,327,357

		56,440,656

Capital Markets — 5.0%
Bank of New York Mellon Corp. (The)	104,500	4,395,270
Franklin Resources, Inc.	3,800	141,930
Goldman Sachs Group, Inc. (The)	32,300	5,151,204
Legg Mason, Inc.	4,500	155,250
Morgan Stanley	158,360	4,334,313
State Street Corp.	60,000	3,783,600

		17,961,567

Chemicals — 2.0%
Dow Chemical Co. (The)	63,400	3,256,224
Ingevity Corp.*	12,250	356,965
Mosaic Co. (The)	108,900	2,747,547
Platform Specialty Products Corp.*	74,900	710,801

		7,071,537

Communications Equipment — 1.5%
Brocade Communications Systems, Inc.	191,200	1,732,272
Cisco Systems, Inc.	107,300	3,117,065
Echostar Corp. (Class A Stock)*	10,400	416,416

		5,265,753

Construction & Engineering — 1.4%
Jacobs Engineering Group, Inc.*	43,200	2,189,808
Quanta Services, Inc.*	121,000	2,907,630

		5,097,438

Consumer Finance — 2.2%
Ally Financial, Inc.*	157,400	2,823,756
Capital One Financial Corp.	56,600	4,145,384
Discover Financial Services	3,900	221,559
Navient Corp.	44,600	611,466

		7,802,165

Containers & Packaging — 0.8%
WestRock Co.	73,500	2,911,335

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc. (Class B Stock)*	43,100	6,057,274
Voya Financial, Inc.	93,290	3,065,509

		9,122,783

Diversified Telecommunication Services — 3.6%
AT&T, Inc.	254,139	9,949,542
CenturyLink, Inc.	109,500	2,969,640

		12,919,182

Electric Utilities — 4.3%
Duke Energy Corp.	57,100	4,466,933
Entergy Corp.	43,800	3,325,296
Exelon Corp.	128,600	4,407,122
FirstEnergy Corp.	99,700	3,271,157

		15,470,508

Electronic Equipment, Instruments & Components — 3.1%
Arrow Electronics, Inc.*	37,900	2,449,098
Avnet, Inc.	69,200	2,839,276
Corning, Inc.	178,700	3,733,043
Jabil Circuit, Inc.	104,300	1,990,044

		11,011,461

Energy Equipment & Services — 1.7%
Ensco PLC (Class A Stock)	86,000	850,540
FMC Technologies, Inc.*	23,900	650,797
National Oilwell Varco, Inc.	35,400	1,166,430
Noble Corp. PLC	43,900	366,126
Rowan Cos. PLC (Class A Stock)	26,800	453,724
Schlumberger Ltd.	34,000	2,594,200

		6,081,817

Food & Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	82,100	5,811,038

Food Products — 1.1%
Archer-Daniels-Midland Co.	91,700	3,922,009

Health Care Equipment & Supplies — 0.3%
Medtronic PLC	12,300	989,904

Health Care Providers & Services — 2.4%
Anthem, Inc.	25,900	3,422,944
Brookdale Senior Living, Inc.*	174,200	3,125,148
LifePoint Hospitals, Inc.*	27,800	1,842,862

		8,390,954

Household Products — 1.3%
Procter & Gamble Co. (The)	55,900	4,530,136

Industrial Conglomerates — 2.0%
General Electric Co.	240,200	7,261,246

Insurance — 10.4%
Aflac, Inc.	12,000	833,520
Alleghany Corp.*	4,400	2,397,252
Allied World Assurance Co. Holdings AG	16,200	600,696
Allstate Corp. (The)	51,300	3,463,263
American International Group, Inc.	57,340	3,318,839
Aspen Insurance Holdings Ltd. (Bermuda)	28,900	1,382,865
Axis Capital Holdings Ltd.	29,100	1,604,865

Chubb Ltd.	20,900	2,646,149
Endurance Specialty Holdings Ltd.	25,900	1,759,128
Everest Re Group Ltd.	1,400	250,754
Hanover Insurance Group, Inc. (The)	17,000	1,473,560
Hartford Financial Services Group, Inc. (The)	71,800	3,243,206
Lincoln National Corp.	45,500	2,086,175
Loews Corp.	22,900	926,992
MetLife, Inc.	92,300	4,204,265
Principal Financial Group, Inc.	20,600	917,936
Reinsurance Group of America, Inc.	9,500	941,830
Travelers Cos., Inc. (The)	33,100	3,778,034
Validus Holdings Ltd.	2,000	97,380
XL Group PLC (Ireland)	27,100	930,885

		36,857,594

IT Services — 0.4%
Xerox Corp.	124,600	1,242,262

Machinery — 1.0%
Colfax Corp.*	25,600	693,504
Joy Global, Inc.	156,800	2,670,304
SPX FLOW, Inc.*	8,600	257,742
Trinity Industries, Inc.	5,600	101,136

		3,722,686

Media — 0.4%
Liberty Braves Group (Class A Stock)*	2,090	32,521
Liberty Braves Group (Class C Stock)*	1,950	29,250
Liberty Media Group (Class A Stock)*	5,225	101,783
Liberty Media Group (Class C Stock)*	4,875	92,381
Liberty SiriusXM Group (Class A Stock)*	20,900	666,501
Liberty SiriusXM Group (Class C Stock)*	19,500	613,275

		1,535,711

Metals & Mining — 2.7%
Alcoa, Inc.	315,600	2,925,612
Newmont Mining Corp.	122,600	3,973,466
Reliance Steel & Aluminum Co.	36,300	2,698,905

		9,597,983

Multi-Utilities — 0.9%
Public Service Enterprise Group, Inc.	73,100	3,271,225

Multiline Retail — 0.2%
Kohl’s Corp.	23,100	832,524

Oil, Gas & Consumable Fuels — 11.4%
Apache Corp.	39,800	2,274,172
Chevron Corp.	74,500	7,524,500
ConocoPhillips	51,896	2,272,526
Continental Resources, Inc.*	1,800	75,708
Devon Energy Corp.	53,900	1,945,251
Exxon Mobil Corp.	152,400	13,566,648
Hess Corp.	21,000	1,258,530
HollyFrontier Corp.	27,700	741,252
Kinder Morgan, Inc.	102,500	1,853,200
Marathon Petroleum Corp.	51,100	1,779,813
Murphy Oil Corp.	30,000	927,300
Occidental Petroleum Corp.	3,155	238,013
ONEOK, Inc.	16,700	722,275

Phillips 66	19,900	1,599,164
Southwestern Energy Co.*	92,800	1,268,576
Tesoro Corp.	8,100	632,448
Valero Energy Corp.	32,300	1,766,810

		40,446,186

Paper & Forest Products — 0.8%
Domtar Corp.	71,000	2,743,440

Pharmaceuticals — 4.1%
Allergan PLC*	1,500	353,625
Johnson & Johnson	54,200	6,107,798
Mallinckrodt PLC*	29,000	1,837,440
Merck & Co., Inc.	35,800	2,014,108
Pfizer, Inc.	126,356	4,384,553

		14,697,524

Real Estate Investment Trusts (REITs) — 2.8%
American Capital Agency Corp.	145,600	2,750,384
Annaly Capital Management, Inc.	209,900	2,220,742
Chimera Investment Corp.	16,400	245,836
MFA Financial, Inc.	39,900	287,679
Senior Housing Properties Trust	111,800	2,088,424
Starwood Property Trust, Inc.	79,100	1,631,042
Two Harbors Investment Corp.	78,100	662,288

		9,886,395

Semiconductors & Semiconductor Equipment — 3.5%
First Solar, Inc.*	37,000	1,837,050
Intel Corp.	221,800	7,006,662
Micron Technology, Inc.*	287,400	3,655,728

		12,499,440

Software — 1.0%
Microsoft Corp.	64,075	3,395,975

Specialty Retail — 0.4%
Staples, Inc.	171,300	1,507,440

Technology Hardware, Storage & Peripherals — 1.8%
Hewlett Packard Enterprise Co.	244,831	4,522,029
Western Digital Corp.	36,900	1,717,326

		6,239,355

Trading Companies & Distributors — 1.5%
Air Lease Corp.	88,800	2,668,440
WESCO International, Inc.*	46,900	2,735,677

		5,404,117

Wireless Telecommunication Services — 0.9%
Telephone & Data Systems, Inc.	90,800	2,614,132
United States Cellular Corp.*	17,600	664,928

		3,279,060

TOTAL COMMON STOCKS (cost $319,112,725)		352,726,615

EXCHANGE TRADED FUND — 0.3%
iShares Russell 1000 Value ETF (cost $994,315)	9,800	1,003,226

	Units
RIGHTS*(c)
Media
Liberty Braves Group, expiring 06/16/16 (cost $—)	1,900	4,161

TOTAL LONG-TERM INVESTMENTS (cost $320,107,040)		353,734,002

	Shares
SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,685,107)(a)	1,685,107	1,685,107

TOTAL INVESTMENTS — 99.8% (cost $321,792,147)(b)		355,419,109
Other assets in excess of liabilities — 0.2%		720,113

NET ASSETS — 100.0%		$356,139,222

The following abbreviations are used in the quarterly schedule of portfolio holdings:

ETF	Exchange Traded Fund
OTC	Over-the-counter
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Ultra Short Bond Fund.
(b)	The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation were as follows:

Tax Basis	$325,725,944

Appreciation	39,036,924
Depreciation	(9,343,759)

Net Unrealized Appreciation	$29,693,165

The book basis may differ from tax basis due to certain tax-related adjustments.

(c)	The amount represents fair value of derivative instruments subject to equity contracts risk exposure as of May 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices generally in active markets for identical securities.

Level 2 - quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3 - unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Airlines	$1,167,831	$—	$—
Automobiles	6,338,378	—	—
Banks	56,440,656	—	—
Capital Markets	17,961,567	—	—
Chemicals	7,071,537	—	—
Communications Equipment	5,265,753	—	—
Construction & Engineering	5,097,438	—	—
Consumer Finance	7,802,165	—	—

Containers & Packaging	2,911,335	—	—
Diversified Financial Services	9,122,783	—	—
Diversified Telecommunication Services	12,919,182	—	—
Electric Utilities	15,470,508	—	—
Electronic Equipment, Instruments & Components	11,011,461	—	—
Energy Equipment & Services	6,081,817	—	—
Food & Staples Retailing	5,811,038	—	—
Food Products	3,922,009	—	—
Health Care Equipment & Supplies	989,904	—	—
Health Care Providers & Services	8,390,954	—	—
Household Products	4,530,136	—	—
Industrial Conglomerates	7,261,246	—	—
Insurance	36,857,594	—	—
IT Services	1,242,262	—	—
Machinery	3,722,686	—	—
Media	1,535,711	—	—
Metals & Mining	9,597,983	—	—
Multi-Utilities	3,271,225
Multiline Retail	832,524	—	—
Oil, Gas & Consumable Fuels	40,446,186	—	—
Paper & Forest Products	2,743,440	—	—
Pharmaceuticals	14,697,524	—	—
Real Estate Investment Trusts (REITs)	9,886,395	—	—
Semiconductors & Semiconductor Equipment	12,499,440	—	—
Software	3,395,975	—	—
Specialty Retail	1,507,440	—	—
Technology Hardware, Storage & Peripherals	6,239,355	—	—
Trading Companies & Distributors	5,404,117	—	—
Wireless Telecommunication Services	3,279,060	—	—
Exchange Traded Fund	1,003,226	—	—
Rights
Media	4,161	—	—
Affiliated Mutual Fund	1,685,107	—	—

Total	$355,419,109	$—	$—

Prudential Unconstrained Bond Fund

Schedule of Investments

as of May 31, 2016 (Unaudited)

				Shares	Value
LONG-TERM INVESTMENTS — 84.8%
PREFERRED STOCK — 1.3%
Independent Power & Renewable Electricity Producers
Dynegy, Inc., Series A (cost $223,000)(a)				5,000	$338,050

	Interest Rate		Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 9.0%
Collateralized Loan Obligations — 7.2%
Madison Park Funding VIII Ltd. (Cayman Islands), Series 2012-8AR, Class BR, 144A	2.835	%(b)	04/22/22	500	501,469
Regatta IV Funding Ltd. (Cayman Islands), Series 2014-1A, Class B, 144A	2.648	%(b)	07/25/26	875	853,729
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25	500	500,951

					1,856,149

Non-Residential Mortgage-Backed Security — 1.8%
Onemain Financial Issuance Trust, Series 2015-2A, Class C, 144A	4.320%		07/18/25	500	476,413

TOTAL ASSET-BACKED SECURITIES (cost $2,303,019)					2,332,562

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.1%
CD Commercial Mortgage Trust, Series 2006-CD2, Class AM	5.326	%(b)	01/15/46	26	25,755
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX	5.366	%(b)	12/11/49	500	506,735
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM	5.711	%(b)	12/10/49	100	100,466
COBALT Commercial Mortgage Trust, Series 2006-C1, Class AM	5.254%		08/15/48	500	500,157
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM	5.290	%(b)	11/10/45	192	191,667

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,350,171)					1,324,780

CORPORATE BONDS — 47.1%
Auto Manufacturer — 0.3%
Ford Motor Co., Sr. Unsec’d. Notes	6.625%		10/01/28	70	86,318

Banks — 5.1%
Bank of America Corp., Jr. Sub. Notes	6.100	%(b)	12/29/49	110	112,647
Bank of America Corp., Jr. Sub. Notes	8.000	%(b)	07/29/49	130	130,325
Citigroup, Inc., Jr. Sub. Notes	5.950	%(b)	12/29/49	235	229,419
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes	5.700	%(b)	12/29/49	130	129,512
ICICI Bank Ltd. (India), Jr. Sub. Notes, RegS	6.375	%(b)	04/30/22	100	102,232
JPMorgan Chase & Co., Jr. Sub. Notes	6.000	%(b)	12/29/49	120	123,863
JPMorgan Chase & Co., Jr. Sub. Notes	7.900	%(b)	12/29/49	125	127,812
Morgan Stanley, Jr. Sub. Notes	5.450	%(b)	07/29/49	250	242,110
Wells Fargo & Co., Jr. Sub. Notes	7.980	%(b)	03/29/49	119	125,247

					1,323,167

Building Materials — 1.0%
US Concrete, Inc., Gtd. Notes, 144A	6.375%		06/01/24	75	75,000
US Concrete, Inc., Sr. Sec’d. Notes	8.500%		12/01/18	188	196,441

					271,441

Chemicals — 1.7%
Blue Cube Spinco, Inc., Gtd. Notes, 144A	9.750%		10/15/23		115	132,825
Hexion, Inc., Sr. Sec’d. Notes	10.000%		04/15/20		125	116,875
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $251,250; purchased 08/12/15)(a)(c)	7.500%		02/15/19		250	200,000

						449,700

Commercial Services — 2.7%
Laureate Education, Inc., Gtd. Notes, 144A(a)	10.000%		09/01/19		300	276,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000%		05/15/18		250	252,500
United Rentals North America, Inc., Gtd. Notes	5.875%		09/15/26		25	24,625
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22		125	132,969

						686,094

Computers — 0.4%
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375%		04/01/23		100	104,000

Construction & Engineering — 0.7%
AECOM, Gtd. Notes	5.750%		10/15/22		175	180,688

Containers & Packaging — 0.5%
Ball Corp., Gtd. Notes	4.375%		12/15/23	EUR	100	120,271

Distribution/Wholesale — 0.4%
LKQ Italia Bondco SpA (Switzerland), Gtd. Notes, 144A	3.875%		04/01/24	EUR	100	115,298

Diversified Financial Services — 0.9%
American Express Co., Jr. Sub. Notes	4.900	%(b)	12/29/49		260	238,550

Electric — 3.4%
Calpine Corp., Sr. Unsec’d. Notes	5.500%		02/01/24		250	241,797
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21		125	130,325
Dynegy, Inc., Gtd. Notes	7.625%		11/01/24		275	264,000
GenOn Energy, Inc., Sr. Unsec’d. Notes(a)	9.875%		10/15/20		250	179,375
NRG Energy, Inc., Gtd. Notes	7.875%		05/15/21		62	64,325

						879,822

Entertainment — 1.9%
CPULK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	7.000%		02/28/42	GBP	100	151,932
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375%		11/01/23		175	182,875
Scientific Games International, Inc., Gtd. Notes	6.625%		05/15/21		75	45,375
Scientific Games International, Inc., Gtd. Notes	10.000%		12/01/22		125	101,250

						481,432

Environmental Control — 1.0%
Clean Harbors, Inc., Gtd. Notes	5.250%		08/01/20		250	255,313

Food — 2.3%
JBS USA LLC, Sr. Unsec’d. Notes, RegS	5.750%		06/15/25		280	267,400
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000%		11/01/19		75	79,125
SUPERVALU, Inc., Sr. Unsec’d. Notes	6.750%		06/01/21		300	257,250

						603,775

Healthcare-Products — 0.5%
Crimson Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	6.625%	05/15/22		150	122,438

Healthcare-Services — 3.8%
CHS/Community Health Systems, Inc., Gtd. Notes	6.875%	02/01/22		225	193,363
Ephios Bondco PLC (France), Sr. Sec’d. Notes, 144A(a)	6.250%	07/01/22	EUR	125	146,382
HCA, Inc., Gtd. Notes	5.375%	02/01/25		375	380,625
Kindred Healthcare, Inc., Gtd. Notes	8.000%	01/15/20		175	174,781
Tenet Healthcare Corp., Sr. Unsec’d Notes	6.750%	02/01/20		100	98,250

					993,401

Home Builders — 2.5%
Beazer Homes USA, Inc., Gtd. Notes	7.500%	09/15/21		150	129,750
KB Home, Gtd. Notes	7.250%	06/15/18		150	160,312
Lennar Corp., Gtd. Notes	4.750%	05/30/25		150	147,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250%	04/15/21		100	100,250
William Lyon Homes, Inc., Gtd. Notes	7.000%	08/15/22		100	99,250

					636,562

Iron/Steel — 0.5%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.250%	08/05/20		125	130,313

Leisure Time — 0.5%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $78,500; purchased 04/06/16)(a)(c)	6.250%	05/15/25		100	78,750
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $44,500; purchased 05/25/16)(a)(c)	8.500%	10/15/22		50	44,500

					123,250

Lodging — 1.1%
MGM Resorts International, Gtd. Notes	8.625%	02/01/19		250	283,125

Media — 2.6%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17		200	212,750
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.500%	05/01/26		75	75,750
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.875%	04/01/24		50	52,125
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Sec’d. Notes, 144A	7.750%	07/15/25		200	207,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.384%	10/23/35		15	17,167
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.484%	10/23/45		15	17,225
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes, 144A	6.834%	10/23/55		5	5,490
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22		100	97,500

					685,507

Mining — 2.7%
Alcoa, Inc., Sr. Unsec’d. Notes	5.125%	10/01/24		100	96,469
Compass Minerals International, Inc., Gtd. Notes, 144A	4.875%	07/15/24		200	189,500
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500%	11/01/20		125	127,188
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.250%	11/15/22		150	142,125
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes	5.875%	04/23/45		150	130,675

					685,957

Miscellaneous Manufacturing — 0.8%
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $201,000; purchased 08/11/15)(a)(c)	5.000%	03/15/22	200	201,000

Oil & Gas — 0.8%
Pacific Exploration and Production Corp. (Colombia), Gtd. Notes, 144A (original cost $143,750; purchased 07/10/15)(a)(c)(d)	5.375%	01/26/19	200	30,500
Petrobras Global Finance BV (Brazil), Gtd. Notes	8.375%	05/23/21	50	49,485
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	6.375%	04/01/23	125	123,750

				203,735

Packaging & Containers — 1.6%
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.625%	06/15/19	261	268,604
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.875%	08/15/23	50	53,000
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.375%	08/15/25	50	53,250
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500%	08/15/19	50	46,375

				421,229

Pharmaceuticals — 1.3%
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250%	04/01/22	125	127,812
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.875%	05/15/23	100	84,250
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.375%	10/15/20	135	120,150

				332,212

Retail — 0.7%
CEC Entertainment, Inc., Gtd. Notes	8.000%	02/15/22	100	94,250
Landry’s, Inc., Gtd. Notes, 144A (original cost $80,235; purchased 09/30/15)(a)(c)	9.375%	05/01/20	75	78,750

				173,000

Semiconductors — 1.0%
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/23	125	105,938
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250%	01/15/24	100	84,000
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.625%	01/15/26	75	61,125

				251,063

Software — 1.4%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125%	07/15/21	200	147,500
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23	200	202,750

				350,250

Telecommunications — 1.9%
Avaya, Inc., Sec’d. Notes, 144A	10.500%	03/01/21	150	42,375
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	225	239,344
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125%	04/30/18	200	219,750

				501,469

Transportation — 1.1%
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875%	07/31/23	100	100,500
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A	7.875%	09/01/19	175	182,000

				282,500

TOTAL CORPORATE BONDS (cost $12,410,895)				12,172,880

FOREIGN AGENCIES — 1.3%
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	100	108,224
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, RegS	9.125%	07/02/18	100	109,630
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	01/20/20	100	114,069

TOTAL FOREIGN AGENCIES (cost $327,458)				331,923

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 19.5%
Alternative Loan Trust, Series 2006-11CB, Class 2A1	6.250%	05/25/36	203	161,634
Fannie Mae Connecticut Avenue Securities, Series 2013-C01, Class 1M2(e)	5.696%(b)	10/25/23	520	553,091
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN4, Class M3	4.989%(b)	10/25/24	250	258,164
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3	3.746%(b)	10/25/27	500	488,949
LSTAR Securities Investment Trust, Series 2014-2, Class A, 144A^	2.439%(b)	12/01/21	791	778,791
LSTAR Securities Investment Trust, Series 2015-5, Class A2, 144A	3.939%(b)	04/01/20	250	242,593
LSTAR Securities Investment Trust, Series 2015-7, Class A, 144A	2.439%(b)	07/01/20	890	875,695
LSTAR Securities Investment Trust, Series 2015-8, Class A2, 144A	3.939%(b)	08/01/20	1,000	967,999
LSTAR Securities Investment Trust, Series 2016-1, Class A1, 144A	2.438%(b)	01/01/21	725	707,748

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,039,634)				5,034,664

FOREIGN GOVERNMENT BONDS — 1.5%
Argentina Bonar Bonds (Argentina), Bonds	7.000%	04/17/17	120	122,984
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes, 144A	6.875%	04/22/21	150	157,125
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	7.500%	05/06/21	100	109,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $381,137)				389,859

TOTAL LONG-TERM INVESTMENTS (cost $22,035,314)				21,924,718

SHORT-TERM INVESTMENTS — 8.7%

			Shares
AFFILIATED MUTUAL FUND — 4.8%
Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund (cost $1,242,650)(f)			1,242,650	1,242,650

U.S. TREASURY OBLIGATION(g) — 3.9%
U.S. Treasury Bills (cost $999,994)	0.228%	06/02/16	1,000	999,994

TOTAL SHORT-TERM INVESTMENTS (cost $2,242,644)				2,242,644

TOTAL INVESTMENTS — 93.5% (cost $24,277,958)(h)				24,167,362
Other assets in excess of liabilities(i) — 6.5%				1,671,704

NET ASSETS — 100.0%				$25,839,066

The following abbreviations are used in the quarterly schedule of portfolio holdings:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
bps	Basis Points
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CMBX	Commercial Mortgage Backed Securities Index
EONIA	Euro Overnight Index Average
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
PIK	Payment-in-Kind
SONIA	Sterling Overnight Index Average
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
ZAR	South African Rand

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $783,151 and 3.0% of net assets.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Indicates a security or securities that have been deemed illiquid.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at May 31, 2016.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $799,235. The aggregate value of $633,500 is approximately 2.5% of net assets.
(d)	Represents issuer in default on interest payments and/or principal repayments; non-income producing securities.
(e)	Represents Connecticut Avenue security issued by Fannie Mae or a Structured Agency Credit Risk security issued by Freddie Mac.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Ultra Short Bond Fund.
(g)	Rates shown are the effective yields at purchase date.
(h)	The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation were as follows:

Tax Basis	$24,338,833

Appreciation	412,721
Depreciation	(584,192)

Net Unrealized Depreciation	$(171,471)

The book basis may differ from tax basis due to certain tax-related adjustments.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at May 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at May 31, 2016	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
19	5 Year U.S. Treasury Notes	Sep. 2016	$2,282,899	$2,282,227	$(672)
12	10 Year U.S. Treasury Notes	Sep. 2016	1,553,525	1,556,250	2,725
1	30 Year U.S. Ultra Treasury Bonds	Jun. 2016	173,593	172,812	(781)
7	30 Year U.S. Ultra Treasury Bonds	Sep. 2016	1,220,802	1,225,875	5,073

					6,345

	Short Positions:
15	2 Year U.S. Treasury Notes	Sep. 2016	3,267,078	3,268,594	(1,516)
6	20 Year U.S. Treasury Bonds	Sep. 2016	974,680	979,875	(5,195)

					(6,711)

					$(366)

Cash of $130,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at May 31, 2016.

(1)	The amount represents fair value of derivative instruments subject to interest rate contracts risk exposure as of May 31, 2016.

Forward foreign currency exchange contracts outstanding at May 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)(1)
OTC forward foreign currency exchange contracts:
Japanese Yen,
Expiring 04/03/17	JPMorgan Chase	JPY	6,000	$53,371	$54,904	$1,533
Expiring 04/06/17	JPMorgan Chase	JPY	40,000	356,211	366,085	9,874
Mexican Peso,
Expiring 07/22/16	Morgan Stanley	MXN	66	3,803	3,565	(238)

				$413,385	$424,554	$11,169

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)(1)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 07/27/16	Hong Kong & Shanghai Bank	GBP	100	$144,953	$144,889	$64
Euro,
Expiring 07/27/16	Morgan Stanley	EUR	381	430,739	424,883	5,856

				$575,692	$569,772	5,920

						$17,089

(1)	The amount represents fair value of derivative instruments subject to foreign exchange contracts risk exposure as of May 31, 2016.

Interest rate swap agreements outstanding at May 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at May 31, 2016	Unrealized Appreciation (Depreciation)(3)
Centrally cleared swap agreements:
EUR	100	08/04/24	1.054%	1 Day EONIA(1)	$(3,384)	$(11,265)	$(7,881)
EUR	80	03/02/21	0.318%	1 Day EONIA(1)	—	77	77
EUR	100	05/09/46	1.357%	6 Month EURIBOR(1)	—	17	17
EUR	160	05/09/31	1.587%	6 Month EURIBOR(2)	—	511	511
GBP	100	07/29/20	1.410%	1 Day SONIA(1)	4	(6,683)	(6,687)
	2,500	08/05/17	0.900%	3 Month LIBOR(1)	—	(6,155)	(6,155)
	3,100	11/19/17	0.942%	3 Month LIBOR(1)	—	(242)	(242)
	2,000	08/05/18	1.205%	3 Month LIBOR(1)	—	(13,616)	(13,616)
	1,700	11/18/18	1.207%	3 Month LIBOR(1)	—	(5,569)	(5,569)
	1,500	11/06/20	1.572%	3 Month LIBOR(1)	—	(20,365)	(20,365)
	2,000	08/05/20	1.655%	3 Month LIBOR(1)	—	(42,867)	(42,867)
	2,950	08/05/22	1.958%	3 Month LIBOR(1)	(788)	(111,721)	(110,933)
	180	11/06/25	2.116%	3 Month LIBOR(1)	—	(7,612)	(7,612)
	850	08/05/25	2.234%	3 Month LIBOR(1)	—	(49,839)	(49,839)
	90	07/21/45	2.880%	3 Month LIBOR(1)	—	(16,150)	(16,150)

					$(4,168)	$(291,479)	$(287,311)

Cash of $450,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate contracts at May 31, 2016.

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC swap agreements:
MXN	7,400	10/31/22	5.960%	28 Day Mexican Interbank Rate(2)	$1,528	$(2,231)	$3,759	Citigroup Global Markets
ZAR	2,600	11/13/25	8.510%	3 Month JIBAR(2)	(4,929)	(73)	(4,856)	Citigroup Global Markets

					$(3,401)	$(2,304)	$(1,097)

(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.
(3)	The amount represents fair value of derivative instruments subject to interest rate contracts risk exposure as of May 31, 2016.

Credit default swap agreements outstanding at May 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at May 31, 2016(5)	Fair Value(4)(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC packaged credit default swaps on credit indices—Buy Protection(1)*:
CDX.EM.24.V2	12/20/20	1.000%	4,900	N/A	$415,108	$2,327	$412,781	Deutsche Bank AG

OTC packaged credit default swaps on sovereign issues—Sell Protection(2)*:
Federal Republic of Brazil	12/20/20	1.000%	700	0.335%	(67,457)	(1,400)	(66,057)	Deutsche Bank AG
Malaysian Federation	12/20/20	1.000%	150	0.145%	(2,647)	(300)	(2,347)	Deutsche Bank AG
People’s Republic of China	12/20/20	1.000%	200	0.113%	(738)	(400)	(338)	Deutsche Bank AG
Republic of Chile	12/20/20	1.000%	200	0.102%	262	(400)	662	Deutsche Bank AG
Republic of Colombia	12/20/20	1.000%	400	0.214%	(18,782)	(800)	(17,982)	Deutsche Bank AG
Republic of Indonesia	12/20/20	1.000%	300	0.173%	(8,847)	(600)	(8,247)	Deutsche Bank AG
Republic of Peru	12/20/20	1.000%	250	0.149%	(4,779)	(500)	(4,279)	Deutsche Bank AG

Republic of Philippines	12/20/20	1.000%	250	0.102%	299	(500)	799	Deutsche Bank AG
Republic of South Africa	12/20/20	1.000%	300	0.295%	(23,972)	(600)	(23,372)	Deutsche Bank AG
Republic of Turkey	12/20/20	1.000%	700	0.249%	(42,954)	(1,400)	(41,554)	Deutsche Bank AG
Republic of Venezuela	12/20/20	1.000%	300	5.686%	(204,719)	(600)	(204,119)	Deutsche Bank AG
Russian Federation	12/20/20	1.000%	650	0.239%	(37,174)	(1,300)	(35,874)	Deutsche Bank AG
United Mexican States	12/20/20	1.000%	500	0.160%	(12,057)	(1,000)	(11,057)	Deutsche Bank AG

					$(423,565)	$(9,800)	$(413,765)

*	The Fund entered into multiple credit swap agreements in a packaged trade consisting of two parts. The Fund bought protection on an Emerging Market CDX Index and sold protection on the countries which comprised the index. The upfront premium is attached to the index of the trade. Each swap is priced individually. If the packaged deal is closed out early, all of the component swaps terminate.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2):
Ameriquest Home Equity^	06/30/16	1.500%	250	$10	$—	$10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Ameriquest Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Bank of America Prime Mortgage^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.

Credit default swap agreements outstanding at May 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (cont’d.):
Chase Mortgage^	06/30/16	1.500%	250	$10	$—	$10	Goldman Sachs & Co.
Chase Mortgage^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Citigroup Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Countrywide Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GS Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
GSAMP Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Lehman Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Long Beach Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Morgan Stanley BAML Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.
Morgan Stanley Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Morgan Stanley Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
New Century Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
Option One Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.
WF RBS Commercial Mortgage Trust^	06/22/16	1.500%	143	207	—	207	Goldman Sachs & Co.

Credit default swap agreements outstanding at May 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (cont’d.):
WMC Home Equity^	06/30/16	1.500%	250	10	—	10	Goldman Sachs & Co.

				$4,360	$—	$4,360

OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	3,000	$(107,082)	$12,886	$(119,968)	UBS AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at May 31, 2016(5)	Fair Value(6)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on sovereign issues—Sell Protection(2):
Federal Republic of Brazil	09/20/18	1.000%	250	0.189%	$(4,518)	$(10,409)	$5,891	Barclays Capital Group
Italy Government	09/20/20	1.000%	250	0.117%	(1,206)	(1,571)	365	Barclays Capital Group
Republic of Hungary	09/20/20	1.000%	250	0.124%	(1,971)	(5,867)	3,896	Barclays Capital Group
Republic of Indonesia	09/20/20	1.000%	250	0.164%	(5,983)	(10,117)	4,134	Barclays Capital Group
Republic of Latvia	09/20/20	1.000%	250	0.060%	4,754	2,555	2,199	Barclays Capital Group
Republic of Lithuania	09/20/20	1.000%	250	0.061%	4,650	2,555	2,095	Barclays Capital Group
Republic of Philippines	09/20/20	1.000%	250	0.096%	940	227	713	Barclays Capital Group
Republic of Slovenia	09/20/20	1.000%	250	0.088%	1,812	(1,826)	3,638	Barclays Capital Group
Republic of South Africa	09/20/20	1.000%	250	0.285%	(17,967)	(13,677)	(4,290)	Barclays Capital Group
Russian Federation	09/20/18	1.000%	250	0.141%	(1,829)	(14,893)	13,064	Barclays Capital Group
Spain Government	09/20/20	1.000%	250	0.086%	1,960	832	1,128	Barclays Capital Group
United Mexican States	09/20/20	1.000%	250	0.153%	(4,935)	(4,392)	(543)	Barclays Capital Group

					$(24,293)	$(56,583)	$32,290

The Fund entered into credit default swaps (‘‘CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(6)	The amount represents fair value of derivative instruments subject to credit contracts risk exposure as of May 31, 2016.

Currency swap agreements outstanding at May 31, 2016:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value(1)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC currency swap agreements:
53	3 Month LIBOR	JPY	6,000	3 Month LIBOR minus 99.25 bps	JPMorgan Chase	04/03/20	$129	$—	$129
356	3 Month LIBOR	JPY	40,000	3 Month LIBOR minus 98.625 bps	JPMorgan Chase	04/06/20	776	—	776

							$905	$—	$905

(1)	The amount represents fair value of derivative instruments subject to interest rate contracts risk exposure as of May 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices generally in active markets for identical securities.

Level 2 - quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3 - unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of May 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Preferred Stock	$—	$338,050	$—
Asset-Backed Securities
Collateralized Loan Obligations	—	1,856,149	—
Non-Residential Mortgage-Backed Security	—	476,413	—
Commercial Mortgage-Backed Securities	—	1,324,780	—
Corporate Bonds	—	12,172,880	—
Foreign Agencies	—	331,923	—
Residential Mortgage-Backed Securities	—	4,255,873	778,791
Foreign Government Bonds	—	389,859	—
Affiliated Mutual Fund	1,242,650	—	—
U.S. Treasury Obligation	—	999,994	—
Other Financial Instruments*
Futures Contracts	(366)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	17,089	—
Centrally Cleared Interest Rate Swap Agreements	—	(287,311)	—
OTC Interest Rate Swap Agreements	—	(3,401)	—
OTC Credit Default Swap Agreements	—	(139,832)	4,360
OTC Currency Swap Agreements	—	905	—

Total	$1,242,284	$21,733,371	$783,151

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Residential Mortgage-Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Balance as of 02/29/16	$867,092	$—	$(190)
Accrued discount/premium	419	—	—
Realized gain (loss)	—	—	—	**
Change in unrealized appreciation (depreciation)***	(26,877)	4,360	190
Purchases	—	—	—
Sales / Paydowns	(9,595)	—	—
Transfers into Level 3	814,844	—	—
Transfers out of Level 3	(867,092)	—	—

Balance as of 05/31/16	$778,791	$4,360	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.
**	The realized loss incurred during the period for other financial instruments was $(102).
***	Of which, $(22,517) was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board which contain unobservable inputs as:

Level 3 Securities	Fair value as of May 31, 2016	Valuation Methodology	Unobservable Inputs
Residential Mortgage-Backed Security	$778,791	Market approach	Single Broker Indicative Quote
Credit Default Swap Agreements	4,360	Model pricing	Discretionary Volatility Factor and/or Discount Rate

	$783,151

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Residential Mortgage-Backed Securities	$814,844	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$867,092	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Notes to Schedules of Investments (Unaudited)

Securities Valuation: Each Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Funds invest in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, as amended, and managed by PI.

The Prudential Global Tactical Allocation Fund wholly owns and controls the Prudential Global Tactical Allocation Subsidiary, Ltd., (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act, as amended. In valuing its investments, the Subsidiary follows the same valuation policies as the Prudential Global Tactical Allocation Fund as described above.

Other information regarding the Funds is available in the Funds’ most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Item 2. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential Investment Portfolios 3

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary of the Fund

Date      July 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date      July 18, 2016

By (Signature and Title)*	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial Accounting Officer

Date      July 18, 2016

*	Print the name and title of each signing officer under his or her signature.